                                                                      Exhibit n.

            Consent of Independent Registered Public Accounting Firm

We  consent  to the  reference  to  our  firm  under  the  caption  "Independent
Registered  Public  Accounting Firm" and to the use of our report dated June 25,
2007  in  the  Registration  Statement  (Form  N-2)  of  Tortoise  Gas  and  Oil
Corporation  filed with the Securities  and Exchange  Commission in this initial filing under the Investment Company Act of 1940 (Registration No. 811-22097).

                                                    /s/ Ernst & Young LLP

Kansas City, Missouri
September 28, 2007